EXHIBIT 32.1

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Eliron Yaron, Chief Executive officer (and Principal Financial Accounting Officer) of Shelron Group Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Shelron Group, Inc. for the quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Shelron Group, Inc. and its subsidiaries.


Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.



November 14, 2005                   By: /s/ Eliron Yaron
                                        ----------------------------------------
                                    Name:  Eliron Yaron
                                    Title: Chief Executive Officer
                                    (and Principal Financial Accounting Officer)